UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 14, 2022

Millennium Sustainable Ventures Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

811-22156

(Commission File Number)

20-4531310

(IRS Employer Identification No.)

301 Winding Road

Old Bethpage, NY 11804

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (212) 750-0371

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Shares	MILC	OTC PINK

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07	Submission of Matters to a Vote of Security Holders

Millennium Sustainable Ventures Corp. (the “Company”) completed its 2022 Annual Meeting of Shareholders on September 13, 2022. For more information on the proposals before the meeting, see the company’s definitive proxy statement on Schedule 14A, filed with the U.S. Securities and Exchange Commission on August 8, 2022, the relevant portions of which are incorporated herein by reference.

Below are the final voting results for each proposal.

1) The shareholders elected each of the four nominees to the Board of Directors for a one-year term.

	FOR	WITHHELD	BROKER NON-VOTE
David H. Lesser	6,302,157	521,678	0
Roger Greene	6,302,092	521,743	0
Kevin McTavish	6,302,157	521,678	0
Miriam Rouziek	6,302,092	521,743	0

2) The shareholders ratified the Board’s selection of Grassi & Co., CPAs, P.C. as the Company’s independent registered public accounting firm.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
6,811,235	2,600	10,000	0

3) Approval to amend to our Amended and Restated Certificate of Incorporation, as amended (“Certificate of Incorporation”), to effect an increase in the number of authorized shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) from 12,000,000 to 30,000,000 (the “Authorized Common Stock Increase”), such amendment to be effected after stockholder approval thereof only in the event that the Board still deems it advisable.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
6,630,868	192,967	0	0

4) Approval to adjourn the 2022 Annual Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 3 (the Authorized Common Stock Increase)

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
6,656,236	167,469	130	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 15, 2022

Millennium Sustainable Ventures Corp.

By:	/s/ David H. Lesser
Name:	David H. Lesser
Title:	CEO and Chairman